SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2003

Smith & Wesson Holding Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-31552 (Commission File Number)	87-0543688 (I.R.S. Employer Identification No.)

14500 N. Northsight Blvd., Suite 116
Scottsdale, Arizona 85260
(Address of principal executive offices)

480.949.9700
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release, dated December 5, 2003.

ITEM 9. REGULATION FD DISCLOSURE

On December 5, 2003, Smith & Wesson Holding Corporation issued a press release announcing certain changes in management. A copy of the press release is attached as Exhibit 99.1 to this report.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 5, 2003

SMITH & WESSON HOLDING CORPORATION, a Nevada corporation

By:	/s/ Roy Cuny

Roy Cuny, CEO

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 5, 2003.